Exhibit 4

This document is a free translation only. Due to the complexities of language translation, translations are not always precise. The original document was prepared in Portuguese and in case of any divergence, discrepancy or difference between this version and the Portuguese version, the Portuguese version shall prevail. The Portuguese version is the only valid and complete version and shall prevail for any and all purposes. There is no assurance as to the accuracy, reliability or completeness of the translation. Any person reading this translation and relying on it should do so at his or her own risk.

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT EXECUTED ON FEBRUARY 19, 2014

BETWEEN

AG TELECOM PARTICIPAÇÕES S.A.

ANDRADE GUTIERREZ S.A.

BNDES PARTICIPAÇÕES S.A. – BNDESPAR

CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI

FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL

FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF

FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS

LF TEL S.A

JEREISSATI TELECOM S.A.

BRATEL BRASIL S.A.

AND, AS INTERVENING PARTIES,

TELEMAR PARTICIPAÇÕES S.A.

PORTUGAL TELECOM, SGPS S.A.

EXECUTED ON SEPTEMBER 8, 2014

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT EXECUTED ON APRIL 25, 2008 AND AMENDED ON JANUARY 25, 2011.

By this instrument:

1.	AG TELECOM PARTICIPAÇÕES S.A., a share corporation with head offices in the City of Rio de Janeiro, State of Rio de Janeiro, at Praia de Botafogo No. 300, suite 401 part, enrolled as taxpayer at CNPJ/MF under No. 03.260.334/0001-92, herein represented in accordance with its By-Laws, hereinafter referred to as “AG TELECOM”;

2.	ANDRADE GUTIERREZ S.A. (successor to Andrade Gutierrez Telecomunicações Ltda.), a share corporation with head offices in Cidade de Belo Horizonte, State of Minas Gerais, on Av. do Contorno No. 8,123, Cidade Jardim, registered in the CNPJ/MF under No. 17.262.197/0001-30, herein represented in accordance with its By-Laws, hereinafter referred to as “AG S.A.”;

3.	BNDES PARTICIPAÇÕES S.A. – BNDESPAR, a corporation constituted as a wholly owned subsidiary of the public federal company Banco Nacional de Desenvolvimento Econômico e Social – BNDES, with head offices in the Brasilia, Federal District, at Setor Comercial Sul – SCS, Centro Empresarial Parque Cidade, Quadra 09, Torre C, 12th Floor, and an office for services and fiscal domicile at Avenida República do Chile No. 100 – part, City and State of Rio de Janeiro, enrolled as taxpayer at CNPJ/MF under No.00.383.281/0001-09, herein represented in accordance with its By-Laws, hereinafter referred to as “BNDESPAR”;

4.	CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, a private pension entity, with head offices in the City and State of Rio de Janeiro, at Praia de Botafogo No. 501, 3rd and 4th floors, enrolled as taxpayer at CNPJ/MF under No. 33.754.482/0001-24, herein represented in accordance with its By-Laws, hereinafter referred to as “PREVI”;

5.	FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, a legal entity of private law, with head offices at Rua Lauro Muller 116, 18th floor, suites 1807/1808 (part), Botafogo, City and State of Rio de Janeiro, enrolled as taxpayer at CNPJ/MF under No. 07.110.214/0001-60, herein represented in accordance with its By-Laws, hereinafter referred to as “FATL”;

6.	FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, a private pension entity, with head offices in the City of Brasilia, Federal District, at SCN Q. 2, Bloco A, 13th floor, Edifício Corporate Financial Center, enrolled as taxpayer at CNPJ/MF under No. 00.436.923/0001-90, herein represented in accordance with its By-Laws, hereinafter referred to as “FUNCEF”;

7.	FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, a private pension entity, with head offices in the City and State of Rio de Janeiro, at Rua do Ouvidor No. 98, enrolled as taxpayer at CNPJ/MF under No. 34.053.942/0001-50, herein represented in accordance with its By-Laws, hereinafter referred to a “PETROS”;

8.	LF TEL S.A., a share corporation with head offices in the city of Sao Paulo, State of Sao Paulo, at Rua Angelina Maffei Vita No. 200, 9th floor, enrolled as taxpayer at CNPJ/MF under No. 02.390.206/0001-09, herein represented in accordance with its By-Laws, hereinafter referred to as “LF TEL”;

9.	JEREISSATI TELECOM S.A., a share corporation with head offices in the City of São Paulo, on Rua Angelina Maffei Vita, 200 – 9th floor, enrolled in the CNPJ; MF under No. 53,790,218/0001-53, herein represented in accordance with its By-Laws, hereinafter referred to as “Jereissati Telecom”; and

10.	BRATEL BRASIL S.A., a share corporation with head offices in the city of Sao Paulo, State of Sao Paulo, at Rua Cubatão, No. 320, 4th floor, suite 03, Vila Mariana, enrolled as taxpayer at CNPJ/MF under No. 12.956.126/0001-13, herein represented in accordance with its By-Laws by its legal representatives, undersigned, hereinafter referred to as “BRATEL BRASIL”;

individually also referred to as a “Party” or “Shareholder” and collectively referred to as the “Parties” or “Shareholders”, and, further,

as “Intervening Parties”,

11.	TELEMAR PARTICIPAÇÕES S.A., a share corporation with head offices at Praia de Botafogo No. 300, 11th floor, suite 1101 (part), Botafogo, City and State of Rio de Janeiro, enrolled as taxpayer at CNPJ/MF under No. 02.107.946/0001-87, herein represented in accordance with its By-Laws, hereinafter referred to as “Telemar Participações” or the “Company”; and

12.	PORTUGAL TELECOM, SGPS S.A., a publicly traded corporation, with head offices at Av. Fontes Pereira de Melo No. 40, in the City of Lisbon, Portugal, Legal Entity Registration No. 503 215 058, herein represented in accordance with its By-Laws, hereinafter referred to as “Portugal Telecom SGPS”;

WHEREAS:

I.	On February 19, 2014, prior meetings were held of the Shareholders parties to the General Shareholders Agreement, unanimously approving the consummation of a transaction that will result in the combination of the activities and businesses of PORTUGAL TELECOM, SGPS and Oi, into a single company, Telemar Participações (which shall be referred to as “Corpco”), the shareholding base of which shall be dispersed among the shareholders of Portugal Telecom SGPS, Telemar Participações and Oi, all together in Corpco, whose capital shall be divided into one class of common shares, which shall be traded on the BM&FBOVESPA SA – Stock, Commodities and Futures Exchange (“BM&FBovespa”), NYSE Euronext Lisbon and the NYSE, and, which, shall adhere to the rules of corporate governance of the Novo Mercado section of the BM&FBOVESPA (the “Transaction”);

II.	On September 3, 2014, prior meetings of the shareholders of Corpco were held, approving changes to certain stages of the Transaction;

III.	In light of the aforementioned modifications, the Shareholders wish to amend the Termination.

The PARTIES have agreed to enter into this 1st Amendment to the Termination of the Telemar Participações S.A. Shareholders Agreement executed on April 25, 2008 and amended on January 25, 2011 (the “1st Amendment”), which shall be governed by the following terms and conditions:

CLAUSE ONE – AMENDMENT OF CLAUSE TWO

1.1. The Shareholders agree to amend Clause Two of the Termination, which governs the condition precedent to the effectiveness of said Termination, to remove the reference to the Merger of Portugal Telecom by Corpco, as a result of which Clause Two shall now read as follows:

“CLAUSE TWO – EFFICACY

2.1. This Termination is signed under the condition subsequent set forth in Article 125 et seq. of the Civil Code and shall only be effective following the actual implementation of the Merger of the Oi Shares by Corpco.”

CLAUSE TWO – GENERAL PROVISIONS

2.1. Capitalized terms not expressly defined in this 1st Amendment shall have the meaning attributed to them in the Termination.

IN WITNESS WHEREOF, the Parties have executed this instrument in 12 (twelve) counterparts of equal form and content in the presence of the 2 (two) undersigned witness.

The pages of this instrument were initialed by Érika Araújo Taccola, attorney for the BNDES System, with authorization from the legal representatives, undersigned.

Rio de Janeiro, September 8, 2014.

(Signature pages to follow)

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 1/11

AG TELECOM PARTICIPAÇÕES S.A.

/s/ Renato Torres de Faria	/s/ Rafael Cardoso Cordeiro
Name: Renato Torres de Faria	Name: Rafael Cardoso Cordeiro
Title: Attorney-in-fact	Title: Attorney-in-fact

ANDRADE GUTIERREZ S.A.

/s/ Renato Torres de Faria	/s/ Rafael Cardoso Cordeiro
Name: Renato Torres de Faria	Name: Rafael Cardoso Cordeiro
Title: Officer	Title: Attorney-in-fact

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 2/11

BNDES PARTICIPAÇÕES S.A. – BNDESPAR

/s/ Júlio C. M. Ramundo	[illegible]
Name: Júlio C. M. Ramundo	Name:
Title: Officer	Title:

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 3/11

CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI

/s/ Arthur Prado Silva
Name: Arthur Prado Silva	Name:
Title: Director of Equity	Title:

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 4/11

FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL

/s/ Márcio de Araújo Faria
Name:	Name: Márcio de Araújo Faria
Title:	Title: Attorney-in-fact

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 5/11

FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF

[illegible]
Name:	Name:
Title:	Title:

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 6/11

FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS

/s/ Newton Carneiro
Name: Newton Carneiro	Name:
Title: Officer	Title:

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 7/11

BRATEL BRASIL S.A.

/s/ Shakhaf Wine	/s/ Pedro Guterres
Name: Shakhaf Wine	Name: Pedro Guterres
Title: Officer	Title: Officer

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 8/11

LF TEL S.A.

/s/ Fernando M. Portella	/s/ Alexandre J. Legey
Name: Fernando M. Portella	Name: Alexandre J. Legey
Title: Officer	Title: Officer

JEREISSATI TELECOM S.A.

/s/ Fernando M. Portella	/s/ Alexandre J. Legey
Name: Fernando M. Portella	Name: Alexandre J. Legey
Title: Officer	Title: Officer

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 9/11

PORTUGAL TELECOM SGPS S.A.

/s/ Anna Svartman
Name: Anna Svartman	Name:
Title: Attorney-in-fact	Title:

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 10/11

TELEMAR PARTICIPAÇÕES S.A.

/s/ Armando N. Guerra	/s/ Fernando M. Portella
Name: Armando N. Guerra	Name: Fernando M. Portella
Title: Officer	Title: Officer

1ST AMENDMENT TO THE TERMINATION OF THE TELEMAR PARTICIPAÇÕES S.A. SHAREHOLDERS AGREEMENT, EXECUTED BETWEEN BNDES PARTICIPAÇÕES S.A. – BNDESPAR, CAIXA DE PREVIDÊNCIA DOS FUNCIONÁRIOS DO BANCO DO BRASIL – PREVI, AG TELECOM PARTICIPAÇÕES S.A., ANDRADE GUTIERREZ S.A., LF TEL S.A., JEREISSATI TELECOM S.A., FUNDAÇÃO ATLÂNTICO DE SEGURIDADE SOCIAL, FUNDAÇÃO DOS ECONOMIÁRIOS FEDERAIS – FUNCEF, FUNDAÇÃO PETROBRAS DE SEGURIDADE SOCIAL – PETROS, BRATEL BRASIL S.A., TELEMAR PARTICIPAÇÕES S.A. AND PORTUGAL TELECOM, SGPS S.A. ON SEPTEMBER 8, 2014.

SIGNATURE PAGE 11/11

Witnesses:

1.	/s/ Ana Carolina dos R. M. da Motta	2.	/s/ Íria Lúcia da S. Martins
Name: Ana Carolina dos R. M. da Motta		Name: Íria Lúcia da S. Martins
CPF/MF: OAB/RJ 161.927		CPF/MF: 728.352.737-00
RG:		RG: 20.184.824 SSP/SP

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